MML SERIES INVESTMENT FUND

MML Equity Income Fund

Supplement dated June 19, 2014 to the

Prospectus dated May 1, 2014 and the

Summary Prospectus dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

The following information replaces similar information found under the heading Portfolio Manager in the section titled Management (page 38 in the Prospectus).

Portfolio Manager: Brian C. Rogers, CFA, CIC is Chief Investment Officer and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception. Effective November 1, 2015, John D. Linehan, CFA, a Vice President and Portfolio Manager at T. Rowe Price, will replace Mr. Rogers as the portfolio manager of the Fund.

The following information replaces similar information found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 115 of the Prospectus:

Brian C. Rogers, CFA, CIC

is the portfolio manager for the MML Equity Income Fund. Mr. Rogers, investment advisory committee chairman, has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio’s investment program. He has been the Chief Investment Officer of T. Rowe Price and T. Rowe Price Group, Inc. since January 2004. Mr. Rogers is the Chairman of the Board of T. Rowe Price Group, Inc. and serves on its Management Committee. He also sits on T. Rowe Price’s U.S. Equity, International, and Fixed Income Steering Committees and the Asset Allocation Committee. Mr. Rogers joined T. Rowe Price in 1982. Effective November 1, 2015, John D. Linehan, a Vice President and Portfolio Manager at T. Rowe Price, will replace Mr. Rogers as investment advisory committee chairman and portfolio manager for the MML Equity Income Fund. Mr. Linehan joined T. Rowe Price in 1998 and has 24 years of investment experience. He is currently the head of U.S. Equity for T. Rowe Price. Mr. Linehan also chairs the Equity Steering Committee and is a member of the firm’s Management Committee. He also serves on the firm’s Finance, Equity Brokerage and Trading Control, and Counterparty Risk Committees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-14-06

EI 14-01